                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                _______________


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  August 19, 2001


                                  ALCOA INC.
                                  ----------
            (Exact name of Registrant as specified in its charter)




       Pennsylvania                  1-3610                   25-0317820
       ------------                  ------                   ----------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
    of Incorporation)              File Number           Identification Number)



201 Isabella Street, Pittsburgh, Pennsylvania                  15212-5858
---------------------------------------------                  ----------
 (Address of Principal Executive Offices)                      (Zip Code)



                  Office of Investor Relations  212-836-2674
                   Office of the Secretary      412-553-4707
                   -----------------------      ------------
             (Registrant's telephone number, including area code)
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Item 5.  OTHER EVENTS.

         On August 19, 2001, Alcoa Inc. and BHP Billiton announced that agreement had been reached regarding the merger of Alcoa's North American metals distribution business, Reynolds Aluminum Supply Company (known as RASCO), with the BHP Billiton Group's North American metals distribution business, Vincent Metals Goods in the U.S. and Atlas Ideal Metals in Canada (collectively known as
NAMD). A copy of the joint press release is filed herewith as Exhibit 99 and is hereby incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

         99   Joint Press Release dated August 19, 2001



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                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ALCOA INC.



                                   By: /s/ Lawrence R. Purtell
                                       _________________________________
                                       Lawrence R. Purtell
                                       Executive Vice President and
                                       General Counsel

Dated:  August 21, 2001


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                               INDEX TO EXHIBITS


Exhibit No.                       Description
-----------                       -----------

99                  Joint Press Release dated August 19, 2001

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